                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:   June 29, 1998
------------------------------
(Date of earliest event reported)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                            33-65816                              3411414
----------------------------         --------------------------      ------------------------------------
(State or Other Jurisdiction          (Commission File Number)        (I.R.S. Employer Identification No.)
      of Incorporation)

                      245 Park Avenue, New York, NY 10167
                    ----------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (212) 272-2000

ITEM 5. OTHER EVENTS

         Attached as Exhibit 1.1 is the Terms Agreement (as defined below) and as Exhibit 4.1 is the Pooling and Servicing Agreement (as defined below) for Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 1998-C1 (the "Certificates"). On June 29, 1998, Bear Stearns Commercial Mortgage Securities Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Banc One Mortgage Capital Markets, LLC, as servicer, AMRESCO Management, Inc., as special servicer, LaSalle National Bank, as Trustee, and ABN Amro Bank, N.V., as fiscal agent, of the Certificates, issued in fifteen classes. The Class A-1, Class A-2, Class X, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of June 29, 1998 of $655,773,143 were sold to Bear, Stearns & Co. Inc., as underwiter (the "Underwriter"), pursuant to an Underwriting Agreement dated as of June 11, 1998 by and between the Company and the Underwriter, as supplemented by the Terms Agreement dated as of June 11, 1998 by and between the Company and the Underwriter (the "Terms Agreement").

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

   The exhibit number corresponds with Item 601(a) of Regulation S-K.

Exhibit No.         Description
-----------         -----------

Exhibit 1.1 Terms Agreement dated as of June 11, 1998 between the Registrant and Bear, Stearns & Co. Inc.

Exhibit 4.1 Pooling and Servicing Agreement dated as of June 1, 1998 by and among the Registrant, as depositor, Banc One Mortgage Capital Markets, LLC, as servicer, AMRESCO Management, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        BEAR STEARNS COMMERCIAL MORTGAGE
                                          SECURITIES INC.


                                        By: /s/ JAMES G. REICHEK
                                            Name:    James G. Reichek
                                            Title:   Executive Vice President


Date: July 14, 1998


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

                                 EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.                      Description                           Page
-----------                      -----------                           ----
1.1 Terms Agreement dated as of June 11, 1998 between the Registrant and Bear,
                   Stearns & Co. Inc.

4.1 Pooling and Servicing Agreement dated as of June 1, 1998 by and among the Registrant, as depositor, Banc One Mortgage Capital Markets, LLC, as servicer, AMRESCO Management, Inc., as special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent.


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